United States

Securities and Exchange Commission

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

Hughes Supply, Inc.

(Exact Name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida 32805

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (407) 841-4755

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 7.01. Regulation FD Disclosure

On August 23, 2005, Hughes Supply, Inc. issued a press release announcing that it has completed its offer to exchange all outstanding 5.50% Senior Notes due 2014 for 5.50% Senior Notes due 2014 registered under the Securities Act of 1933.

A copy of this press release is filed herewith as Exhibit 99.1.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Form 8-K and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Hughes Supply, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit	Description
99.1	Press Release dated August 23, 2005.*

*	Such information is being “furnished” and not “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Supply, Inc.
(Registrant)

Date: August 23, 2005	By:	/s/ David Bearman
David Bearman
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Index to Exhibits filed with Form 8-K

Exhibit	Description of Exhibit
99.1	Press Release dated August 23, 2005